Exhibit 10.11
WSG0502-D364
ELEVENTH AMENDMENT TO
SPRINT WHOLESALE SERVICES DATA AND PRIVATE LINE AGREEMENT
This Eleventh Amendment (WSG0502-0364) is made to the Sprint Wholesale Services Data and Private Line Agreement (WSG0209-030R4s) between SPRINT COMMUNICATIONS COMPANY L.P. (“Sprint”) and VALOR TELECOMMUNICATIONS ENTERPRISES, LLC, (“Customer”) signed by Customer on February 5, 2003 and by Sprint on February 20, 2003, as amended by a:

AMENDMENT	WSG#	Customer Signature Date	Sprint Signature Date
First Amendment	WSG034-03lr4	June 10, 2003	July 14, 2003
Second Amendment	WSG0308-040rl	September 2, 2003	September 8, 2003
Third Amendment	WSG03-9-111	September 22, 2003	September 30, 2003
Fourth Amendment	WSG0310-093	November 13, 2003	December 1, 2003
Fifth Amendment	WSG0405-0214	June 4, 2004	June 9, 2004
Sixth Amendment	WSG0407-0165	September 1, 2004	September 3, 2004
Seventh Amendment	WSG0408-0236	October 19, 2004	October 21, 2004
Eighth Amendment	WSG0411-0100	December 6, 2004	December 8, 2004
Ninth Amendment	WSG0501-0135	January 26, 2005	January 27, 2005
Tenth Amendment	WSG0501-0161	January 31, 2005	January 31, 2005
(collectively, the “Agreement”).
The following modified and added terms and conditions are made a part of the Agreement effective the first day of the first month after Sprint accepts this signed Eleventh Amendment (“Eleventh Amendment Commencement Date”), as evidenced by the Sprint SPRB stamp. If during the Eleventh Amendment implementation process, a Service bills after the Eleventh Amendment Commencement Date at a rate other than the rate stated in this Eleventh Amendment, Sprint will adjust Customer’s invoice to apply the appropriate rate within 90 days after the date of the invoice containing the incorrect rate.
Sprint and Customer agree as follows:
1.	The Agreement is amended by deleting Attachment A, Section 1 entitled “TERM” in its entirely and replacing it as follows:
1.	TERM: 30 Months
2.	The Agreement is amended by deleting Attachment A, Section 2 entitled “MINIMUM MONTHLY COMMITMENT” in its entirely and replacing it as follows:
2.	MINIMUM MONTHLY COMMITMENT:

Customer’s Minimum Monthly Commitment for Private Line Services is:
RESTRICTED
SPRINT CONFIDENTIAL AND PROPRIETARY INFORMATION

WSG0502-0364

Minimum Monthly
Months	Net Usage Commitment
3.	The Agreement is amended by adding the fallowing NPA/NXX to the table in Section 3.g in Attachment A us follows:

1-year term
T-l
NPA/NXX	DDS56 MRC	MRC
830/257
325/656
4.	The Agreement is amended by adding the following Pop-to-Pop Plan to the table in Section 6 in Attachment A as follows:
6.	T-1 Private Line Pop-to-Pop Plan

		IX (POP-to-POP)	Circuit
POP-to-POP		Charge	Term
Kerrville, TX 830-997	San Angelo, TX 325-656

*	ACF, COC, and Local Loop installation charges should be waived tor above circuits.

*	ACF and COC monthly recurring charges (MRC) should be waived for above circuits.
5.	To become effective, this Eleventh Amendment must be signed by an authorized representative of Customer. Any change to this Eleventh Amendment is subject to written acceptance by a Sprint officer, All other terms and conditions in the Agreement, not amended above, will remain in effect. This Eleventh Amendment and any information concerning its terms and conditions are Sprint’s proprietary information and are governed by the parties’ Nondisclosure Agreement.

6.	Sprint’s offer to amend the Agreement will be withdrawn if this Eleventh Amendment is not executed by both parties within 45 days after February 18, 2005.
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SPRINT CONFIDENTIAL AND PROPRIETARY INFORMATION

WSG0502-0364

VALOR TELECOMMUNICATIONS ENTERPRISES, LLC.		SPRINT COMMUNICATIONS COMPANY L. P.

By:	/s/ Grant Raney	BY:	/s/ Art MacDowell

Name:	Grant Raney		Art MacDowell Vice President, Wholesale Services Group
Title:	Senior Vice President Operations, Sales & Marketing

Date:	3/25/05	Date:	3/31/05

RESTRICTED
SPRINT CONFIDENTIAL AND PROPRIETARY INFORMATION

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